UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2005

Exact Name of Registrant as Specified in
	Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number

1-4473	Arizona Public Service Company	86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
     (c) Exhibits.
     The Registrant hereby files the following Exhibits to its Registration Statements on Form S-3 (Nos. 333-106772 and 333-121512), which were declared effective on July 14, 2003 and January 7, 2005, respectively.

Exhibit
No.	Registrant(s)	Description

4.1	Arizona Public Service Company (“APS”)	Ninth Supplemental Indenture dated as of August 15, 2005, relating to the issuance of 5.50% Notes due 2035.

4.2	APS	Specimen Note of 5.50% Notes due 2035.

5.3	APS	Opinion of Snell & Wilmer L.L.P.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIZONA PUBLIC SERVICE COMPANY (Registrant)
Dated: August 19, 2005	By:	/s/ Barbara M. Gomez
Barbara M. Gomez
Vice President and Treasurer

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